UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2005

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

On July 7, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of SRA International, Inc., (the “Company”) approved the following actions with regard to the compensation of the Company’s named executive officers:

Annual Base Salary

The Compensation Committee approved the annual base salaries, effective July 1, 2005, for each named executive officer listed below after a review of performance and competitive market data.

Named Executive Officer	Title	Base Salary Effective July 1, 2005
Renato A. DiPentima	President and Chief Executive Officer	$410,000
David A. Kreigman	Chief Operating Officer	$270,000
Stephen C. Hughes	Senior Vice President of Finance and Administration and Chief Financial Officer	$255,000
Barry S. Landew	Senior Vice President of Corporate Development	$250,000
Ernst Volgenau	Chairman	$195,000

Annual Cash Incentive Compensation

The Compensation Committee approved the cash bonus targets for each named executive officer listed below. The cash bonus target is based upon achieving 100 percent of the named executive officer’s performance goals. The performance goals generally include measures of the Company’s financial performance and for fiscal year 2006 include, among others, company-wide revenue, earnings per share and net income.

Named Executive Officer	Title	Cash Bonus Target
Renato A. DiPentima	President and Chief Executive Officer	$490,000
David A. Kreigman	Chief Operating Officer	$330,000
Stephen C. Hughes	Senior Vice President of Finance and Administration and Chief Financial Officer	$305,000
Barry S. Landew	Senior Vice President of Corporate Development	$300,000
Ernst Volgenau	Chairman	$—

Stock Option and Restricted Stock Compensation

The Compensation Committee approved the stock option and restricted stock share targets for each named executive officer listed below. The stock option and restricted stock share targets are based upon achieving 100 percent of the named executive officer’s performance goals described above. These stock options and restricted stock shares are typically awarded following the fiscal year-end. Once awarded, these instruments will vest at the rate of 25 percent per year over four years, beginning on the date of grant. The stock option purchase price and the value of the restricted stock shares will be determined by the fair market value on the date of grant.

Named Executive Officer	Title	Stock Option Target	Shares of Restricted Stock Target
Renato A. DiPentima	President and Chief Executive Officer	—	—
David A. Kreigman	Chief Operating Officer	9,000	2,250
Stephen C. Hughes	Senior Vice President of Finance and Administration and Chief Financial Officer	6,000	1,500
Barry S. Landew	Senior Vice President of Corporate Development	6,000	1,500
Ernst Volgenau	Chairman	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: July 11, 2005	/s/ STEPHEN C. HUGHES
Stephen C. Hughes
Senior Vice President of Finance and Administration and
Chief Financial Officer